Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER UNDER 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

I, Jerry Collazo, the Chief Financial Officer of Orange 21 Inc. (the “Company”), certify for the purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge,

(i) the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009

By:	/s/ Jerry Collazo
Jerry Collazo
Chief Financial Officer
(Principal Financial Officer)